UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 19, 2019

USA EQUITIES CORP.

(Exact Name of Registrant as Specified in its Charter)

0-27454

(Commission File No.)

Delaware	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 19, 2019, TNCPA (“TNCPA”) delivered to USA Equities Corp. (the “Company” or “Registrant”) a letter of resignation, effective February 19, 2019, stating that the firm resigned as the Registrant’s independent auditors. TNCPA issued the auditor’s report on the Company’s financial statements for the year ended December 31, 2017.

Other than an explanatory paragraph included in TNCPA’s audit report for the Company’s fiscal years ended December 31, 2016 and 2017 relating to the uncertainty of the Company’s ability to continue as a going concern, the audit reports of TNCPA on the Company’s financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Registrant’s fiscal year ended December 31, 2017 and any subsequent interim period through February 19, 2019, the date of resignation of TNCPA, there were no disagreements with TNCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to TNCPA’s satisfaction, would have caused TNCPA to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided TNCPA with a copy of the disclosure contained in this Form 8-K and requested in writing that TNCPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. TNCPA provided a letter, dated February 19, 2019 stating its agreement with such statements, which is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective February 19, 2019, the Board of Directors of the Registrant approved the appointment of Cherry Bekaert LLP, as its independent registered public accountant for the years ended December 31, 2018. During the Registrant’s most recent fiscal years ended December 31, 2017 and 2016 and subsequent interim periods through the date of appointment, the Company nor anyone on its behalf has consulted with Cherry Bekaert LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description

16.1	Letter from TNCPA to the Securities and Exchange Commission dated February 19, 2019,

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 19, 2019

USA Equities Corp.

/s/: Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman